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                                                                    EXHIBIT 10.2

                            COMMERCIAL REVOLVING NOTE

Date: November ___, 2005                             Customer No. ______________

Due Date: November 15, 2007    Amount: $6,000,000    Note No. __________________

         Promise to Pay. The undersigned promise(s) to pay to the order of CHEMICAL BANK SHORELINE (the "Bank"), at any office of the Bank in the State of Michigan, on the due date above, in U.S. Dollars, all sums advanced by the Bank hereunder and to pay interest on the unpaid balance at the Note Rate (as defined below) until either an Event of Default (as defined below) occurs or this Note becomes due, whether by default, demand or maturity, and thereafter at a rate equal to the Note Rate plus 2% per annum. In no event shall the interest rate exceed the maximum rate allowed by law. Accrued interest shall be paid on the 15th day of each month beginning November 15, 2005.

         Interest Rate (Bank Prime). The "Note Rate" shall mean the "Applicable Margin" as defined in the Loan Agreement of even date among the Bank, the undersigned and Segmentz, Inc., as amended (the "Loan Agreement") plus the annual rate of interest designated by the Bank from time to time as its "Prime Rate" which may be changed at any time by the Bank and which may not be the lowest rate charged by the Bank to any of its customers. Each change in the Applicable Margin and the Prime Rate will immediately change the Note Rate. Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year.

         Late Charge. The Bank may charge a late charge equal to five percent (5%) of each interest installment which is received by the Bank more than ten
(10) days after due. Acceptance of the late charge shall not waive any default under this Note. All payments hereunder shall be in immediately available United States funds, without setoff or counterclaim.

         Advances. Subject to the terms of the Loan Agreement, this is a Note under which the Bank shall advance sums from time to time to the undersigned and such sums may be prepaid by the undersigned from time to time; provided that the aggregate unpaid balance shall at no time exceed the face amount of this Note. The principal amount payable hereunder shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest owing at any time hereunder and shall be conclusive absent manifest error. No interest shall accrue hereunder until the date of the first advance made by the Bank. Thereafter, interest on all advances shall accrue and be computed on the principal balance outstanding from time to time until paid in full. It is expressly understood and agreed by the undersigned that at no time shall the Bank be under any obligation to make any advances to the undersigned pursuant to this Note unless the undersigned has complied with all of the terms of the Loan Agreement. If any payment applied by the Bank to this Note is subsequently set aside, recovered, rescinded or otherwise required to be returned or disgorged by the Bank for any reason (pursuant to bankruptcy proceedings, fraudulent conveyance statutes, or otherwise), this Note shall be deemed to have continued in existence, notwithstanding the application, and this Note shall be enforceable as to the amount of such payment as fully as if the Bank had not received and applied the payment.

         Security. This Note and any other indebtedness and liabilities of any of the undersigned to the Bank, and all renewals or extensions thereof, whether joint or several, contingent or absolute, now existing or hereafter arising, and howsoever evidenced (herein collectively called the "Liabilities") are secured by all items now or hereafter deposited in any account of any of the undersigned and any guarantor with the Bank and by all proceeds of such items (cash or otherwise), by all account balances of any of the undersigned and any guarantor now or hereafter with the Bank, by all property of any of the undersigned and any guarantor now or hereafter in the possession of the Bank, and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will hereafter be, executed by any of the undersigned or any guarantor to or for the benefit of the Bank (all herein collectively called the "Collateral").

         Representations. The undersigned represents: (a) that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or
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require the consent or approval of any governmental authority or any third party; (b) that this Note is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. The undersigned (if not a natural person), further represents: (a) that it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) that the execution and delivery of this Note and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its by laws, or any partnership, operating or other agreement governing its affairs.

         Default. Occurrence of any of the "Events of Default" as defined in the Loan Agreement shall constitute an "Event of Default" under this Note.

         Remedies on Default. Upon occurrence of an Event of Default: (a) this Note and all of the other Liabilities (regardless of any contrary terms of such Liabilities) shall, at the Bank's option, be immediately due and payable without demand or notice; (b) the Bank may exercise any right and remedies granted to it by this Note, any of the Liabilities or any present or future agreement with any of the undersigned or any guarantor, or otherwise available to the Bank under applicable law; (c) the Bank may exercise its right of set-off and/or take possession of and dispose of any of the Collateral. The undersigned and all guarantors agree to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note. (including participating or taking action in any bankruptcy or other insolvency proceeding of the undersigned or any guarantor).

         WAIVERS. Each of the undersigned and every guarantor severally waives demand, presentment, notice of dishonor, protest, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and consents to: (a) any extension or postponement of the time for payment of this Note; (b) any renewal of this Note or indulgences granted by the Bank with respect to enforcement of its terms; (c) any substitution, exchange or release of all or any part of the Collateral; (d) the addition, substitution or release of any maker or guarantor; and (e) the election by the Bank not to seek enforcement against any person or entity which may be liable for payment of this Note. The undersigned waives all defenses or right to discharge available under
Section 3-605 of the Michigan Uniform Commercial Code and waives all other suretyship defenses or right to discharge.

         Information Sharing. The Bank may provide, without any limitation whatsoever, any information or knowledge the Bank may have about the undersigned or any matter relating to this Note and any related documents to the Bank's parent, subsidiaries and affiliates and their successors, or to any one or more purchasers or potential purchasers of this Note or any related documents, and the undersigned waives any right to privacy the undersigned may have with respect to such matters. The undersigned agree that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations under this Note to one or more purchasers whether or not related to the Bank.

         Miscellaneous. "Guarantor" as used herein means any person or entity endorsing or guaranteeing, or granting security for this Note in any manner. The obligations of the undersigned and all guarantors under this Note shall be joint and several; and each of the undersigned and each guarantor shall be individually liable for all amounts due under this Note. All persons signing this Note on behalf of a corporation, partnership, trust or other entity warrants to the Bank that they are duly and properly authorized to execute this Note and that the proceeds will be used by the entity for business purposes. Nothing in this Note shall waive or restrict any right of the Bank granted in any other document or by law. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of that right or remedy or the exercise of any


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other right or remedy. The terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver, or modification of the terms of this Note. A waiver on one occasion shall not be construed as a waiver of that term on any future occasion. Acceptance of partial or late payments owing on this Note at any time shall not be deemed a waiver of any default. All rights, remedies and security granted to the Bank herein are cumulative and in addition to other rights, remedies or security which may be granted elsewhere or by law. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law. If any provision hereof shall be declared invalid or illegal it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note. Any reference to the Bank shall include any holder of this Note and any holder shall succeed to the Bank's rights. This Note shall bind the respective heirs, personal representatives, successors and assigns of the undersigned and all guarantors. The undersigned and all guarantors agree that any action against them for enforcement of this Note may be brought by the Bank in any federal, municipal or state court in Michigan, having jurisdiction of the subject matter; they consent to personal jurisdiction over them by such courts; and they consent to venue in such courts. This Note has been executed in Michigan and is governed by Michigan law. The undersigned and all guarantors agree to reimburse the Bank for all expenses incurred by the Bank in its investigation, processing, and preparation for closing of the loan evidenced by this Note including reasonable attorneys' fees and costs, title insurance fees, survey fees, appraisal fees, and other out-of-pocket expenses.

         WAIVER OF SPECIAL DAMAGES. THE UNDERSIGNED WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

         WAIVER OF JURY TRIAL. THE UNDERSIGNED AND THE BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE UNDERSIGNED AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OF THE LIABILITIES, OR ANY ALLEGED ACT OR NEGLECT OF THE BANK. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN.

Borrower(s)' Address:                                 Borrower(s):


429 Post Road                           EXPRESS 1, INC.
Buchanan, Michigan 49107
                                        By:
                                           -------------------------------------
                                              Michael R. Welch
                                        Its:  Chief Executive Officer


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